UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2019 (October 29, 2019)
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)
Registrant’s telephone number, including area code: (562) 435-3666
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MOH	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.

☐

Item 7.01. Regulation FD Disclosure.
Late in the day on October 29, 2019, the Texas Health and Human Services Commission (HHSC) notified our Texas health plan, Molina Healthcare of Texas, Inc., that HHSC intends to award contracts to Molina Healthcare of Texas, Inc. for the STAR+PLUS program in the Hidalgo and North East service areas. The awards will be for an initial contract term of 3 years, and anticipated to have an operational effective date of September 1, 2020.

STAR+PLUS is a Texas Medicaid Managed Care program integrating the delivery of Acute Care services and Long-Term Services and Supports (LTSS) for people who are age 65 or older, blind, or disabled.

Currently, our Texas health plan services the Bexar, Dallas, El Paso, Harris, Hidalgo, and Jefferson service areas, with total membership of approximately 86,000 enrollees. Under the existing STAR+PLUS contract, the premium revenue for this program amounted to approximately $1.2 billion for the nine months ended September 30, 2019. The Company is seeking to understand the basis for HHSC’s selection of intended contract awards. The Company does not expect this matter to affect its earnings during fiscal year 2019.

Note: The information furnished herewith pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This Current Report on Form 8-K contains “forward-looking statements” regarding our Texas health plan and its participation in the Texas Medicaid STAR+PLUS Procurement. All of our forward-looking statements are based on our current expectations that are subject to numerous risk factors that could cause actual results to differ materially, including, without limitation, risks related to: current uncertainties regarding the STAR+PLUS Procurement and the basis for intended awards, and potential protest filings by health plans. Additional information regarding the risk factors to which we are subject is provided in greater detail in our periodic reports and filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. These reports can be accessed under the investor relations tab of our company website or on the SEC’s website at www.sec.gov. Given these risks and uncertainties, we can give no assurances that our forward-looking statements will prove to be accurate, or that any other results or events projected or contemplated by our forward-looking statements will in fact occur, and we caution investors not to place undue reliance on these statements. All forward-looking statements in this report represent our judgment as of the date hereof, and we disclaim any obligation to update any forward-looking statements to conform the statement to actual results or changes in our expectations that occur after the date of this report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	October 30, 2019	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary